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                                                                      EXHIBIT 99

                          [HOLLINGER LOGO AND GRAPHIC]


        HOLLINGER INC., HOLLINGER INTERNATIONAL INC., AND ITS AFFILIATES
           ANNOUNCE THE SALE OF CDN $3.5 BILLION OF CANADIAN ASSETS TO
                       CANWEST GLOBAL COMMUNICATIONS CORP.


     Toronto - July 31, 2000: Hollinger Inc. (TSE:HLG.C), Hollinger International Inc. ("Hollinger") (NYSE: HLR), Southam Inc. and Hollinger Canadian Newspapers, Limited Partnership ("Hollinger L.P.") (TSE: HCN.UN) announce that an agreement has been entered into to sell to CanWest Global Communications Corp. ("CanWest") (NYSE: CWG; TSE, WSE: CGS.S and CGS.A) for approximately CDN $3.5 billion, subject to adjustments, the following assets:

      o a 50% interest in the National Post, while continuing as managing partner;

      o their metropolitan and a large number of their community newspapers in Canada (including the Ottawa Citizen, Vancouver Sun, the Province, the Calgary Herald, the Edmonton Journal, the Montreal Gazette, The Windsor Star, The Regina Leader Post, the Star Phoenix and The Victoria Times-Colonist);

      o  the Southam Magazine and Information Group, and

      o  their operating Canadian Internet properties including canada.com.

The purchase price will be payable as to approximately CDN$700 million in shares of CanWest and as to the balance, 75% in cash and 25% in subordinated debentures of a senior company in the CanWest group. Hollinger will nominate two directors to the CanWest Board, commensurate with its opening equity interest of 15%. Conrad Black, Hollinger's Chairman and CEO, will be the Chairman of the National Post. With respect to the other newspaper assets being sold to CanWest, Mr. Black and his associates will enter into a management services agreement for at least 17 months in order to ensure operating continuity and to facilitate a smooth transition to the new arrangements.

     The sale is expected to be completed at the end of September. Hollinger will use the cash proceeds to eliminate bank debt and possibly to cancel debentures and shares and create a substantial reserve of liquid assets.


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     The properties to be sold by Hollinger L.P. do not include the UniMedia group in Quebec and many community papers based in Ontario and British Columbia. A list of the businesses being sold is attached to this press release.

     This transaction is consistent with Hollinger's stated objective for its Canadian restructuring initiative launched earlier this year. The sale price reflects the full enterprise value of the assets to be sold with the newspapers being valued at approximately 10 times EBITDA. Through its 15% shareholding in CanWest, its 50% direct interest in the National Post and as continuing manager of these assets, Hollinger will continue to participate in the future growth and exploitation of the franchise value of the assets in conjunction with CanWest's television, cable channel, radio and other Canadian and international media assets. Mr. Black stated: "Since gaining control of Southam in 1996, Hollinger has made great strides in improving the editorial quality as well as the profitability of its newspapers in Canada. Commencing with the Ottawa Citizen in 1997 and thereafter throughout its metropolitan and many of its community newspapers, Hollinger has enhanced editorial content and enlarged opportunities for Canadian print journalists. The launch of the National Post 21 months ago has thoroughly revitalized the Canadian newspaper industry. Nevertheless, there continues to be an audible body of opinion that holds that the newspaper industry has entered a period of stagnation or even decline. We strenuously disagree with this and look forward to demonstrating both the fallacy of this view and the enduring vitality of quality newspaper assets intelligently managed and imaginatively linked with other media. Hollinger believes this intimate association with a highly successful telecaster built by an entrepreneurial spirit compatible with Hollinger is the best possible assurance of the strength of the newspaper franchises and of the prospects and security of all who work in them. With CanWest we look forward to new and profitable convergence opportunities on a scale that is unique in the world. We retain complete flexibility to hold, reduce or increase to fuller partnership our interest in CanWest Global".

     In addition to its interests in CanWest, the National Post, other Canadian newspapers and The Jerusalem Post, Hollinger will continue to own The Telegraph Group Limited in Britain, the Chicago Sun-Times, a large number of community newspapers in the Chicago area and Hollinger Ventures (Hollinger's new media investment subsidiary), none of which were offered for sale.

     Mr. Black added, "This transaction and some smaller anticipated disposals of U.S. community newspapers not in the Chicago area represent a significant step toward what we committed to undertake last April in an effort to demonstrate the enterprise value of Hollinger's assets, both as traditional newspaper properties and as content and transactional Internet platforms. As I have stated over the last several months, Hollinger International expects to emerge from this process with a drastically reduced debt level and smaller number of outstanding shares, a stronger strategic position in relation to other media (and especially new media), appreciably higher earnings per share, and a large cash reserve with which to take the company forward to the next stage of its


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development. The demonstrable realization of the company's underlying values fully supports management's predictions."


               CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

     Certain statements made in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "believe," "anticipate," "expect," "estimate," "project," "will be," "will continue," "will likely result," or similar words or phrases. Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed by Hollinger International with the Securities and Exchange Commission, including in its Prospectus and its Forms 10-K and 10-Q. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.


For more information contact:


Jack A. Boultbee
Executive Vice-President & Chief Financial Officer
Hollinger Inc.
(416) 363-8721

Peter Y. Atkinson
Executive Vice-President & General Counsel
Hollinger Inc.
(416) 363-8721

Paul B. Healy
Vice-President
Hollinger International Inc.
(212) 586-5666


                                      -30-


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                                       7

A.  QUEBEC

(A) MONTREAL GAZETTE

B.  ONTARIO

(A) OTTAWA CITIZEN

(B) THE SARNIA OBSERVER GROUP
    The Observer
    TV Listings
    Scope
    The Marketplace
    Real Estate Guide
    Travellin' Times

(C) THE WINDSOR STAR GROUP
    The Windsor Star
    TV Listings
    Shop Windsor
    Forever Young
    Bargain Bundle

(D) THE CHATHAM DAILY NEWS GROUP
    Chatham Daily News
    TV Listings
    Chatham Kent Citizen
    Home Hunters Guide

(E) THE BRANTFORD EXPOSITOR GROUP
    The Expositor
    Midweek
    Weekender
    TV Listings
    Home Buyers Guide
    Fifty Plus

(F) THE NIAGARA GROUP
    The Dunnville Chronicle
    Niagara Falls Review
    The Welland Tribune
    Weekend Update
    Import
    The Welland News

(G) THE ST. CATHARINES GROUP
    St. Catharines Standard
    SOCN - Rannie Group
    Weekend Edition
    Niagara Advance
    The Times
    The Shopping Times
    Niagara Shopping News
    Regional Shopping News
    St. Catharines Shopping

(H) THE SOCN GROUP
    The Brabant Group
    Ancaster News
    Dundas Star News
    Hamilton News-Mountain Edition
    Stoney Creek News
    Hamilton Real Estate Guide
    New Home News
    Flamborough Review
    The Fairway Group
    New Hamburg Independent
    Cambridge Times
    Guelph Tribune
    Waterloo Chronicle
    Durham Post

C.  SASKATCHEWAN

(A) AD VENTURES

(B) THE MOOSE JAW TIMES GROUP
    Times-Herald
    This Week
    Rural Shopper

(C) THE PRINCE ALBERT DAILY HERALD
    Daily Herald
    Rural Roots
    Advantage
    Northern Visitor
    Channels

(D) THE REGINA GROUP
    The Regina Leader Post
    The Regina Sun
    The Regina Advertiser
    TV Times
    Road and Wheel
    Armadale Graphics

(E) THE SASKATOON STAR PHOENIX GROUP
    The Star Phoenix
    TV Listings
    Saskatoon Sun
    Saskatoon Shopper

(F) SWIFT CURRENT GROUP

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                                       8

    The Southwest Booster
    The City Sun

D.  ALBERTA

(A) EDMONTON GROUP
    Edmonton Journal
    The Flyer Force

(B) CALGARY GROUP
    Calgary Herald
    Flyer Force Calgary

E.  BRITISH COLUMBIA

(A) VANCOUVER GROUP
    The Vancouver Sun
    The Province
    Lower Mainland Publishing
    Burnaby Now
    The Record New Westminster
    The Now Community
    Langley Advance
    Abbotsford Times
    Chilliwack Times
    Maple Ridge Times
    Coquitlam Times Now
    Richmond News
    Delta Optimist
    Vancouver Courier Eastside
    Vancouver Courier Westside
    Vancouver Courier Downtown
    North Shore News
    Real Estate Weekly

(B) THE PORT ALBERNI GROUP
    Alberni Valley Times
    Pennyworth Shopper
    Westerly News

(C) THE NANAIMO DAILY NEWS GROUP
    The Nanaimo Daily News
    Harbour City Star
    Real Estate Guide
    Monthly Star Homes
    TV Listings

(D) THE VICTORIA TIMES-COLONIST

F.  ATLANTIC

(A) THE HALIFAX DAILY NEWS

(B) THE ATLANTIC GROUP

    Bathurst Northern Light
    Cape Breton Post
    Evening News
    Truro Daily News
    Marketplace Today
    Post Record
    CB Post Real Estate Guide
    Island Shopper
    Pictou County This Week
    TV Scene (New Glasgow)
    Real Estate Guide (Truro)
    Helpful Pages Telephone Book (Truro)
    North Nova Shopper
    Northumberland Business Report
    Colchester Sunday
    TV Scene (Truro)
    Real Estate Guide (New Glasgow)
    Helpful Pages Telephone Book (New Glasgow)

(C) THE CHARLOTTETOWN GUARDIAN GROUP
    The Guardian
    Vacation PEI
    The Insider
    Seniors
    Off Island Islander
    Real Estate Guide
    Helpful Pages

(D) THE SUMMERSIDE GROUP
    The Journal Pioneer
    Island Harvest
    TV and Real Estate
    Buyers Guide
    Irwin Printing
    Williams & Crue Printing

(E) THE NEWFOUNDLAND GROUP
    St. John's Telegram
    Weekly EXTRA
    TV Scene
    Home Buyers Guide
    The Corner Brook Western Star
    TV Scene
    Star Plus


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                                       9


G.  SOUTHAM MAGAZINE & INFORMATION GROUP

(A) AUTOMOTIVE
    Automotive Service Data Book
    Auto Vision
    Body Shop
    Jobber News
    L'automobile
    Le Body Shop
    Service Station and Garage Management

(B) COMMUNICATIONS
    Broadcaster
    Cablecaster
    New Media.pro

(C) CONSTRUCTION
    Cabling Systems
    Canadian Architect
    Canadian Consulting Engineer
    Landscape/Paysages

(D) DENTAL HEALTH
    Dental Practice Management
    Oral Health

(E) ENERGY
    New Technology Magazine\Petroleum Explorer
    Nickle's Energy Group
    Daily Oil Bulletin and Online
    Canadian Oil Register
    P.O.S.T. Report
    Energy Analects
    Statistics Quarterly
    Energy Information Services
    New Technology Magazine
    Petroleum Ownership Structures
    Nickle's Directory Series/Online
    Petroleum Explorer

(F) ENVIRONMENTAL INDUSTRY
    Hazardous Materials Management
    Solid Waste Recycling
    Ecology Week
    ERIS
    Other Environmental Information

(G) FINANCIAL
    Mutual Fund Source Book
    Fund Profiler

(H) INSURANCE
    Canadian Underwriter
    Canadian Underwriter
    Statistical Issue
    Ontario Insurance Directory

(I) MANUFACTURING
    Canadian Industrial Equipment News
    Canadian Transportation Logistics
    Laboratory Product News
    Laboratory Buyer's Guide
    Machinery & Equipment
    Industrial Sales-Scott's Directories

(J) MEDICAL
    Southam Medical
    Southam Medical Lists
    The Drugstore File
    Dental Directories
    Canadian Health Facilities Directory

(K) MINING
    American Mines Handbook
    Canadian Mines Handbook
    Canadian Mining Journal
    Mining Source Book
    Canadian MineSCAN
    Mining Source Book
    Northern Miner Newspaper
    Northern Miner Combo
    Northern Miner CD
    Northern Miner On line daily
    Northern Miner On line weekly
    American MineSCAN
    Northern Miner Daily Facts
    The Northern Miner Conferences

(L) OCCUPATIONAL HEALTH AND SAFETY
    OH&S Canada
    Back to Work
    Canadian Occupational Health and Safety News

(M) PLASTICS
    Canadian Plastics

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    Canadian Plastics Directory & Buyers Guide
    Canadian Source Book

(N) PULP & PAPER
    Convention Reporter
    Les Papiers du Quebec
    Pulp & Paper Canada
    Pulp & Paper Annual Directory

(O) REFERENCE/EDUCATION
    Scott's Government Index
    Scott's Directory of Canadian Associations

(P) RETAIL
    Centre Magazine
    Gifts and Tableware
    Gifts and Tablewares Annual Directory

(Q) TRUCKING
    Motor Truck
    Truck News
    Truck West